UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2006

                             -----------------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)



         California                                              46-0476193
      (State or other           (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

                      27710 Jefferson Avenue
                           Suite A100
                      Temecula, California                        92590
             (Address of principal executive offices)           (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01 - Entry into a Material Definitive Agreement.

     On February 1, 2006, the Board of Directors of Temecula Valley Bank ("Bank"), upon the recommendation of its Executive Officer Compensation Committee, approved changes in executive officer compensation and the bonus pool arrangement, and the Board of Directors took action with respect to director compensation. These changes are described in the attached exhibits.



Item 9.01 - Financial Statements and Exhibits

     (a)  Financial statements of business acquired. Not Applicable
     (b)  Pro forma financial information. Not Applicable
     (c)  Shell Company Transactions. Not Applicable.
     (d)  Exhibits

          Exhibit 10.34--Executive Officer Compensation
          Exhibit 10.35--Bonus Pool Arrangement
          Exhibit 10.36--Director Compensation



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TEMECULA VALLEY BANCORP INC.


Date: February 6, 2006                           By: /s/ STEPHEN H. WACKNITZ
                                                     --------------------------
                                                     Stephen H. Wacknitz
                                                     Chief Executive Officer and
                                                     President